UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2013

PennyMac Mortgage Investment Trust

(Exact name of registrant as specified in its charter)

Maryland	001-34416	27-0186273
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6101 Condor Drive, Moorpark, California	93021
(Address of principal executive offices)	(Zip Code)

(818) 224-7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 14, 2013, PennyMac Mortgage Investment Trust (the “Company”), through its wholly-owned subsidiary, PennyMac Operating Partnership, L.P. (the “Operating Partnership”), amended the terms of its Second Amended and Restated Flow Servicing Agreement (the “Servicing Agreement”), by and between the Operating Partnership and PennyMac Loan Services, LLC (“PLS”), a wholly-owned subsidiary of PennyMac Financial Services, Inc.

Under the Servicing Agreement, PLS provides servicing for the Company’s portfolio of residential mortgage loans. The loan servicing provided by PLS includes collecting principal, interest and escrow account payments, if any, with respect to mortgage loans, as well as managing loss mitigation, which may include, among other things, collection activities, loan workouts, modifications, foreclosures and short sales. PLS also engages in certain loan origination activities that include refinancing mortgage loans and financings that facilitate sales of real estate owned properties, or REOs. The term of the Servicing Agreement expires on February 1, 2017, subject to automatic renewal for additional 18-month periods, unless terminated earlier in accordance with its terms.

Among the fees paid by the Company to PLS under the Servicing Agreement is a supplemental servicing fee of $3.25 per month for PLS to subservice each loan that is owned by a third party investor and with respect to which the Company has acquired the related servicing rights (the “third party loans”).  The supplemental servicing fee compensates PLS for providing a range of services and activities significantly greater in scope than the services provided in connection with a customary servicing arrangement. Pursuant to the terms of the amendment, from and after January 1, 2014, the aggregate supplemental servicing fees for all third party loans shall not exceed $700,000 in any fiscal quarter.

The foregoing description of the amendment to the Servicing Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment, which has been filed herewith as Exhibit 10.1 and incorporated herein by reference, the other material terms of the Servicing Agreement previously disclosed in the Company’s Quarterly Report on Form 10-Q filed on November 12, 2013, and the full text of the Servicing Agreement, which was filed as Exhibit 10.14 to the Company’s Quarterly Report on Form 10-Q filed on May 10, 2013.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment No. 1 to Second Amended and Restated Flow Servicing Agreement, dated as of November 14, 2013, between PennyMac Loan Services, LLC and PennyMac Operating Partnership, L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC MORTGAGE INVESTMENT TRUST

Dated: November 20, 2013	/s/ Jeffrey P. Grogin
Jeffrey P. Grogin
Chief Administrative and Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 1 to Second Amended and Restated Flow Servicing Agreement, dated as of November 14, 2013, between PennyMac Loan Services, LLC and PennyMac Operating Partnership, L.P.